                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 5, 2004 (February 20, 2004)
                                                -----------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Montana                     0-14183                81-0141785
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

     1 First Avenue South, Great Falls, Montana                  59401
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (406) 791-7500
                                                  ---------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

     The Board of Directors of the Company  recently adopted an amendment to the
Company's By-Laws.  The specific  amendments to the By-Laws and the full text of the  Amended  and  Restated  By-Laws  are  attached  as  Exhibits  3.1 and  3.2,
respectively.   Specifically,   the  By-Laws  were  amended  to:  (i)  establish
procedures  for  advance  notice to the  Company of  stockholder  proposals  for presentation  at  the  annual  meeting  of  stockholders:  and  (ii)  amend  the procedures to be followed for  stockholder  nominations of directors.  Under the
Company's  By-Laws,  as amended,  in order for a stockholder  to bring  business before the Company's annual meeting of stockholders,  such stockholder's  notice must be delivered to or mailed and received at the principal  executive  offices of the Company  not less than sixty (60) days nor more than one  hundred  twenty
(120)  days  prior  to the  date  of the  annual  meeting,  and in  order  for a stockholder to propose  director  nominations at the Company's annual meeting of stockholders, a stockholder's notice must be delivered to or mailed and received at the principal  executive offices of the Company not less than sixty (60) days prior to the date of the annual  meeting.  The By-Law  requirements  for advance notice of stockholder  proposals are separate and apart from the requirements of
SEC Rule 14a-8 (17 C.F.R. ss. 240.14a-8) with which a stockholder must comply in order to have a  stockholder  proposal  to be included  in the  Company's  proxy statement and form of proxy.

     The Company also  announced  that the date of this year's annual meeting of stockholders is currently scheduled for December 8, 2004. Accordingly,  pursuant to the Company's By-Laws, as amended,  stockholders  wishing to submit proposals for  consideration at the annual meeting of stockholders  must provide notice to the Company no earlier  than August 10, 2004 and no later than  October 9, 2004, and  stockholders  wishing to propose a director  for  nomination  at the annual meeting of stockholders must provide notice to the Company no later than October
9, 2004.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibit No.    The following exhibits are filed herewith:

          3.1            Amendments to By-Laws of the Company

          3.2            Amended and Restated By-Laws of the Company

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2004

                                       ENERGY WEST INCORPORATED

                                       By:  /s/ John C. Allen
                                          --------------------------------------
                                       Name:   John C. Allen
                                       Title:  Interim President and Chief
                                               Executive Officer

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